UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2012

CARMAX, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-31420	54-1821055
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12800 Tuckahoe Creek Parkway Richmond, Virginia		23238
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (804) 747-0422

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On October 18, 2012, CarMax, Inc. (the “Company”) issued a press release announcing that its Board of Directors had approved a share repurchase program for up to $300 million of its outstanding common stock. A copy of the press release announcing approval of the share repurchase program is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit

99.1	CarMax, Inc. Press Release, dated October 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARMAX, INC.
(Registrant)

Dated: October 18, 2012	By:	/s/ Eric M. Margolin
Eric M. Margolin
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Exhibit

99.1	CarMax, Inc. Press Release, dated October 18, 2012